INCOME TAXES	6 Months Ended	12 Months Ended
	Apr. 30, 2025	Oct. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 7 – INCOME TAXES

The components of the Company’s provision for federal income tax for the six months ended April 30, 2025 and the year ended October 31, 2024 consists of the following:

	April 30, 2025	October 31, 2024
Federal income tax benefit (provision) attributable to:
Current operations	$44,686	$43,707
Less: Utilization of NOL carryforward	(9,178)	–
Less: valuation allowance	–	(43,707)
Net provision for federal income taxes	$35,508	$–

The provision for the current period is calculated using the U.S. federal corporate tax rate of 21% applied to the Company’s net income before tax of $212,790 for the six months ended April 30, 2025. The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	April 30, 2025	October 31, 2024
Deferred tax asset attributable to:
Net operating loss carryover	$–	$9,178
Less: valuation allowance	–	(9,178)
Net deferred tax asset	$–	$–

As of April 30, 2025, the Company generated net income before taxes of $212,790, which fully offset its previously accumulated net operating losses. The Company evaluated the availability of net operating loss carryforwards (“NOLs”) as of October 31, 2024 and determined that $43,707 of NOLs were available and utilized to offset a portion of the current taxable income. The remaining taxable income of $169,083 was subject to U.S. federal income tax at a statutory rate of 21%, resulting in a current tax provision of $35,508.

Although the Company generated a profit during the current period, management continues to maintain a full valuation allowance against its deferred tax assets due to the Company’s limited operating history and the uncertainty of generating sufficient taxable income in future periods.

The Company will continue to evaluate the realizability of its deferred tax assets and may reverse the valuation allowance in future periods if sufficient positive evidence becomes available.

NOTE 7 – INCOME TAXES

The components of the Company’s provision for federal income tax for the years ended October 31, 2024 and 2023 consists of the following:

	October 31, 2024	October 31, 2023
Federal income tax benefit attributable to:
Current operations	$43,707	$9,412
Less: valuation allowance	(43,707)	(9,412)
Net provision for federal income taxes	$–	$–

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	October 31, 2024	October 31, 2023
Deferred tax asset attributable to:
Net operating loss carryover	$9,178	$1,977
Less: valuation allowance	(9,178)	(1,977)
Net deferred tax asset	$–	$–

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $43,707 as of October 31, 2024, for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

Our company is registered with the IRS and holds an EIN for tax purposes. We file all required tax returns as per federal and state regulations. As an online platform facilitating connections between tourists and independent guides, we operate as a service provider. The independent guides are responsible for managing their own tax obligations, including any state taxes related to income earned from tourism activities in Georgia. However, we will review the nexus implications and ensure compliance if any additional obligations arise for our platform.